Exhibit 10.11

Notice of Extended Maturity Date

The Convertible Promissory Note between XsunX, Inc. (the “Borrower”) and (the “Lender”), executed and effective on May 12, 2017 (the “Note”) had an initial Maturity Date of May 12, 2018.

The Lender and Borrower hereby agree to extend the Maturity Date, and the Note Amount shall be payable upon demand, but in no event later than sixty (60) months from the Effective Date (the “Extended Maturity Date”).

All other terms and conditions of the Note remain unchanged.

Agreed and Accepted:

XsunX, Inc.

By                                                               Date

 Chief Executive Officer

Lender

By                                                                 Date  7/17/18

President